Exhibit 99.2 Earnings Presentation First Quarter 2019

Forward Looking Statement Disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statementsare not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2018, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. . 2

1Q 2019 Results 114th Consecutive Quarter of Profitability . Net income = $45.8 million or $0.47 per diluted share. Adjusted net income = $47.4 million or $0.48 per diluted share1,2. . Return on average assets = 1.33%. Adjusted return on average assets = 1.38%1. Profitability . Return on average shareholders’ equity = 8.88%. Adjusted return on average shareholders’ equity = 9.16%1. . Return on average tangible common equity = 15.95%1. Adjusted return on average tangible common equity = 16.45%1. . Net interest income = $121.5 million. . Net interest margin of 4.05% on a GAAP basis; 4.10% on a fully tax equivalent basis1. . Noninterest income = $26.8 million; $26.9 million1 as adjusted. Income Statement . Noninterest expense = $78.5 million; $76.7 million1 as adjusted for merger related items. . Efficiency ratio = 52.92%. Adjusted efficiency ratio = 51.68%1. . Effective tax rate of 17.8%. Adjusted effective tax rate of 17.9%1. . EOP assets increased $87.6 million compared to the linked quarter to $14.1 billion. . EOP loans decreased $15.0 million compared to the linked quarter to $8.8 billion. Balance Sheet . Average deposits increased $17.8 million compared to the linked quarter to $10.1 billion. . EOP investment securities increased $63.6 million compared to the linked quarter. . Provision expense = $14.1 million. Net charge-offs = $13.9 million. NCOs / Avg. Loans = 0.64% annualized. Asset Quality . Net charge-offs include $10.0 million related to a single franchise borrower . Nonperforming Loans / Total Loans = 0.93%. Nonperforming Assets / Total Assets = 0.60%. . ALLL / Nonaccrual Loans = 95.40%. ALLL / Total Loans = 0.64%. Classified Assets / Total Assets = 1.01%. . Total capital ratio = 14.24%. . Tier 1 common equity ratio = 12.03%. Capital . Tangible common equity ratio = 9.15%. . Tangible book value per share = $12.19. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 2 See Slide 5 for Adjusted Earnings detail. 3

1Q 2019 Highlights Solid quarterly earnings Adjusted1 earnings per share - $0.48 Adjusted1 return on assets – 1.38% Adjusted1 return on average tangible common equity – 16.45% Net income reduced by $7.9 million after-tax, or $0.08 per share, for a single franchise charge-off Adjusted1 earnings exclude $1.8 million of merger-related costs Strong net interest margin Decline driven by lower loan fees as well as moderated impact from purchase accounting Disciplined expense management Well controlled adjusted1 noninterest expense of $76.7 million Higher seasonal occupancy expenses offset by declines in other non-personnel expenses Stable loan balances 8% linked quarter increase in loan origination activity offset by lower line utilization Average loan balances increased $11.0 million compared to the linked quarter Modest deposit growth primarily in brokered and retail CD’s Time deposit growth more than offset seasonal declines in business DDA and public funds Credit quality affected by franchise charge-off Annualized net charge-offs increased to 64 bps as a percentage of average loans for the quarter Decline in nonperforming assets impacted by charge-off related to a single franchise borrower as well as work out activity Capital expansion continues Total capital of 14.24%; Tier 1 common equity of 12.03%; Tangible common equity of 9.15% Tangible book value increased to $12.19 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 4

Adjusted Net Income 1 The table below lists certain adjustments that we b performance. 1Q 2019 4Q 2018 As Reported Adjusted As Reported Adjusted Net interest income $ 121,515 $ 121,515 $ 125,959 $ 125,959 Provision for loan and lease losses $ 14,083 $ 14,083 $ 5,310 $ 5,310 Noninterest income $ 26,827elieve are $ significant26,827 to un $ 29,504 $ 29,504 plus: losses on investment securities - 34 A - 60 A less: gains from the redemption of off balance sheet securitizations - - - (1,645) A Total noninterest income $ 26,827 $ 26,861 derstanding $ 29,504 our $ 27,919 quarterly Noninterest expense $ 78,499 $ 78,499 $ 83,352 $ 83,352 less: merger-related expenses - 1,651 A - 3,264 A less: severance expenses - 83 A - 4,221 A less: other - 78 A -- Total noninterest expense $ 78,499 $ 76,687 $ 83,352 $ 75,867 Income before income taxes $ 55,760 $ 57,606 $ 66,801 $ 72,701 Income tax expense $ 9,921 $ 9,921 $ 11,787 $ 11,787 plus: tax effect of adjustments (A) @ 21% statutory rate - 388 - 1,239 Total income tax expense $ 9,921 $ 10,309 $ 11,787 $ 13,026 Net income $ 45,839 $ 47,297 $ 55,014 $ 59,675 Net earnings per share - diluted $ 0.47 $ 0.48 $ 0.56 $ 0.61 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts. 5

Profitability Diluted EPS Return on Average Assets 1.72% 1.60% 1.64% $0.61  1.49% $0.57  $0.58  1.38% $0.52  $0.48  1.59% 1.45% $0.56 1.40% 1.33% $0.49 $0.51 $0.47 1.05% $0.37 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 ROA Adjusted ROA 1 DilutedEPS Adjusted EPS1 Return on Avg Tangible Common Equity Efficiency Ratio 21.00% 20.83% 21.29% 67.5% 18.24% 56.4% 53.8% 56.1% 53.6% 52.9% 16.45% 51.6% 51.1% 49.3% 51.7% 18.5% 19.6% 17.2% 16.0% 13.7% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1 ROATCE Adjusted ROATCE Efficiency Ratio Adjusted Efficiency Ratio 1 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 6

Net Interest Margin Net Interest Margin (FTE) 1Q19 NIM (FTE) Progression 4Q18 4.21% 4.21% Asset yields 0.14% 4.15% 4.12% 4.10% 0.29% Asset mix -0.03% 0.29% 0.29% 0.23% 3.84% Loan fees -0.06% 0.17% 0.11% 0.15% 0.15% 0.13% Funding costs -0.09% Funding mix -0.01% 3.75% 3.76% 3.69% 3.71% 3.70% Purchase accounting -0.06% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q19 4.10% Basic Margin (FTE) Loan Fees Purchase accounting 7

Average Balance Sheet Average Loans Average Deposits 5.73% 5.69% 5.49% 5.53% 0.78% 0.60% 0.57% 0.59% 0.68% 5.05% $8,933 $8,849 $8,766 $8,773 $10,383 $9,888 $10,050 $10,068 $6,018 $6,903 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1 Gross Loans Loan Yield (Gross) Total Deposits Cost of Deposits Average Securities 3.44% 3.30% 3.16% 3.21% 3.04% $3,157 $3,168 $3,205 $3,356 $2,043 1Q18 2Q18 3Q18 4Q18 1Q19 Average Investment Securities Investment Securities Yield All dollars shown in millions 1 Includes loans fees and purchase accounting accretion 8

Loan Portfolio Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) Total $8.8 billion ICRE $55.0 $1,107  Commercial ‐$26.4 13% $2,763  1 Small Business Banking ‐$41.2 $1,017  31% 12% Consumer ‐$18.2 $891  Mortgage $20.8 10% Commercial Finance ‐$5.1 $1,249  $1,782  14% 20% Other $0.1 ICRE Commercial Small Business Banking Consumer Total growth/(decline):    ($15.0 million) Mortgage1 Commercial Finance 1 Decline primarily related to commercial real estate  loans. All dollars shown in millions. 9

Deposits Deposit Product Mix (Avg) 1Q19 Average Deposit Progression Total $10.1 billion                                     Interest‐bearing demand ‐$55.2 $1,354  $2,324  13% 23% Public Funds ‐$59.7 $1,453  Savings $4.1 14% $731  7% Money Markets ‐$41.2 $890  $1,403  9% Retail Time Deposits $51.9 14% $1,913  19% Brokered CDs $104.8 Noninterest‐bearing $13.1 Interest‐bearing demand Public Funds Savings Money Markets Retail Time Deposits Brokered CDs Total growth/(decline):    Noninterest‐bearing $17.8 million All dollars shown in millions. 10

Asset Quality Classified Assets / Total Assets Nonperforming Assets / Total Assets 1.00% 1.00% 0.63% 0.98% 0.94% 1.01% 0.60% 0.52% $139.3 $138.9 $142.0 0.46% 0.47% $131.7 $88.2 $83.9 $64.2 $64.6 $46.3 $87.6 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Classified Assets Classified Assets / Total Assets NPAs NPAs / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense 0.64% 0.89% 0.29% 0.13% 0.18% 0.65% $14.1 0.61% 0.64% 0.64%  ‐0.02% $13.9 $54.4 $54.1 $57.7 $56.5 $56.7 $6.5 $5.3 $4.0 $3.7 $3.2 $1.9 $2.3 ‐$0.4 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Allowance for Loan Losses ALLL / Total Loans NCOs Provision Expense NCOs / Average Loans All dollars shown in millions. 11

Capital Total Capital Ratio Tier 1 Common Equity Ratio 14.10% 14.24% 11.87% 12.03% 13.17% 13.77% 13.36% 11.52% 12.50% 10.50% 11.15% 10.77% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Tier 1 Common Equity Ratio Target Total Capital Ratio Target Tangible Common Equity Ratio 9.15% 8.79% 8.53% 8.41% 8.30% 7.50% 1Q18 2Q18 3Q18 4Q18 1Q19 Tangible Common Equity Ratio Target All capital numbers are considered preliminary. 12

Capital Strategy & Deployment Tangible Book Value Per Share Strategy & Deployment • Announced in 1Q19 share repurchase plan of up to 5 million shares, or $12.19  approximately 5.0% of the Company's $11.75  $11.72  issued and outstanding shares $11.25  $11.01  • No shares repurchased during the first quarter • Targeted dividend payout ratio remains 35-40% 1Q18 2Q18 3Q18 4Q18 1Q19 Tangible Book Value per Share 13

Franchise Lending Portfolio Overview Quality Portfolio . Well-regarded national brand concepts • Top 15 concepts comprise 80% of $9.4  $12.7  portfolio outstandings 2% 2% • Financing for acquisition, development of new stores, and remodeling of existing stores . Disciplined portfolio management • Annual concept reviews • Annual reviews of borrower relationships • Ongoing monitoring of borrower financial performance • Granular portfolio • Average relationship: $3.4 million • Top 10 relationships comprise 30% $518.0  of the portfolio 96% • Largest relationship exposure is $17.5 million Total $540 million Pass Special mention Substandard/Nonaccrual All dollars shown in millions. 14

Post–merger Success and Growth Strategies Post-merger Metrics1 Growth Plans • 1.58% return on assets • Continued focus on increasing loan originations and total revenue • 19.85% return on tangible within existing markets common equity • Targeted lending staff additions in • 50.91% efficiency ratio new and emerging markets • $1.1 billion tangible common • Strategic acquisitions equity; 9.15% of tangible assets • • $140 million total capital above Target fee-based businesses (i.e. wealth management, capital internal targets and $394 million markets, etc.) above regulatory minimum for well capitalized • Whole bank or branch deals within or adjacent to our existing • Tangible book value increased to geographic footprint $12.19 from $11.75 pre-merger • Dividend yield approximately 3.7% as of March 31, 2019 All dollars shown in millions 1 Last 12 months adjusted for merger-related items 15

2Q19 Outlook1 . Annualized loan growth expected to be in the low to mid single digits on a Balance Sheet percentage basis . NIM (FTE) 3.81 - 3.86%, excluding purchase accounting impact Net Interest Margin . Compares to 3.87% in 1Q19 Credit . Stable credit outlook Noninterest income2 . Seasonal increase to $29 - $31 million . Slight increase to $77 - $79 million Noninterest Expense2 . Efficiency ratio of 50 – 52% Capital . All capital ratios expected to exceed current internal targets Taxes . Effective tax rate of approximately 19.5% 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 2 Management’s estimated outlook excludes merger-related activities. 16

Appendix: Non-GAAP Measures The Company’s earnings release and accompanying presentation contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 17

Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Three months ended Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, 2019 2018 2018 2018 2018 Net interest income $ 121,515 $ 125,959 $ 123,485 $ 123,979 $ 75,812 Tax equivalent adjustment 1,523 1,442 1,567 1,420 718 Net interest income - tax equivalent $ 123,038 $ 127,401 $ 125,052 $ 125,399 $ 76,530 Average earning assets $ 12,163,751 $ 12,003,073 $ 12,056,627 $ 12,120,000 $ 8,087,848 Net interest margin* 4.05% 4.16% 4.06% 4.10% 3.80 % Net interest margin (fully tax equivalent)* 4.10% 4.21% 4.12% 4.15% 3.84% * Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons. All dollars shown in thousands. 18

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP ratios Three months ended Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, (Dollars in thousands, except per share data) 2019 2018 2018 2018 2018 Net income (a) $ 45,839 $ 55,014 $ 50,657 $ 36,418 $ 30,506 Average total shareholders' equity 2,094,234 2,042,884 2,021,400 2,000,093 929,474 Less: Goodwill (878,541) (878,669) (882,917) (883,179) (204,083) Other intangibles (39,900) (42,305) (43,830) (44,383) (3,674) MSR's (9,896) (9,986) (9,183) (9,895) (1,487) Average tangible equity (b) 1,165,897 1,111,924 1,085,470 1,062,636 720,230 Total shareholders' equity 2,130,419 2,078,249 2,035,520 2,012,937 939,985 Less: Goodwill (879,727) (880,251) (881,033) (883,025) (204,083) Other intangibles (38,571) (40,805) (43,356) (42,891) (3,506) MSR's (9,891) (9,974) (9,971) (8,740) (1,464) Ending tangible equity (c) 1,202,230 1,147,219 1,101,160 1, 078,281 730,932 (883,025) (204,083) Other intangibles (38,571) (40,805) (43,356) (42,891) (3,506) Total assets MSR's 14,074,263 13, 986,660 (9,891) 13,842,667 (9,974) 13, 920,167 (9,971) 8,898,429 (8,740) (1,464) Less: Ending tangible assets (d) 13,146,074 13,055,630 12,908,307 12,985,511 8,689,376 Goodwill (879,727) (880,251) (881,033) Risk-weighted assets (e) 10,358,805 10,241,159 10,222,466 10,251,147 7,240,731 Total average assets 13,952,551 13,768,958 13,822,675 13,956,360 8,830,176 Less: Goodwill (878,541) (878,669) (882,917) (883,179) (204,083) Other intangibles (39,900) (42,305) (43,830) (44,383) (3,674) MSR's (9,896) (9,986) (9,183) (9,895) (1,487) Average tangible assets (f)$ 13,024,214 $ 12,837,998 $ 12,886,745 $ 13,018,903 $ 8,620,932 Ending shares outstanding (g) 98,613,872 97,894,286 97,914,526 97,904,897 62,213,823 Ratios Return on average tangible shareholders' equity (a)/(b) 15.95% 19.63% 18.52% 13.75% 17.18% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 9.15% 8.79% 8.53% 8.30% 8.41% Risk-weighted assets (c)/(e)All dollars shown 11.61% in thousands. 11.20% 10.77% 10.52% 10.09% Average tangible equity as a percent of average tangible assets (b)/(f) 8.95% 8.66% 8.42% 8.16% 8.35% Tangible book value per share (c)/(g)$ 12.1919 $ 11.72 $ 11.25 $ 11.01 $ 11.75

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP measures 1Q19 4Q18 3Q18 2Q18 1Q18 (Dollars in thousands, except per share data) As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f)$ 121,515 $ 121,515 $ 125,959 $ 125,959 $ 123,485 $ 123,485 $ 123,979 $ 123,979 $ 75,812 $ 75,812 Provision for loan and lease losses 14,083 14,083 5,310 5,310 3,238 3,238 3,735 3,735 2,303 2,303 plus: provision expense adjustment Noninterest income 26,827 26,827 29,504 29,504 28,684 28,684 28,256 28,256 16,938 16,938 less: gains from the redemption of off balance sheet securitizations (1,645) plus: Bankcard interchange 340 341 plus: losses on sale of investment securities 34 60 279 30 Total noninterest income (g) 26,827 26,861 29,504 27,919 28,684 29,303 28,256 28,627 16,938 16,938 Noninterest expense 78,499 78,499 83,352 83,352 85,415 85,415 102,755 102,755 52,288 52,288 less: severance expense 83 4,221 2,200 4,546 less: merger-related expenses 1,651 3,264 5,205 19,397 1,985 1 527 less: indemnification asset impairment less: other 78 (113) Total noninterest expense (e) 78,499 76,687 83,352 75,867 85,415 78,010 102,755 78,812 52,288 49,889 Income before income taxes (i) 55,760 57,606 66,801 72,701 63,516 71,540 45,745 70,059 38,159 40,558 Income tax expense 9,921 9,921 11,787 11,787 12,859 12,859 9,327 9,327 7,653 7,653 plus: tax effect of adjustments 388 1,239 1,685 5,106 504 plus: tax reform impact on DTLs & tax partnerships plus: after-tax impact of historic tax credit write-down @ 35% Total income tax expense (h) 9,921 10,309 11,787 13,026 12,859 14,544 9,327 14,433 7,653 8,157 Net income (a) $ 45,839 $ 47,297 $ 55,014 $ 59,675 $ 50,657 $ 56,996 $ 36,418 $ 55,626 $ 30,506 $ 32,401 Average diluted shares (b) 98,436 98,436 98,468 98,468 98,484 98,484 98,432 98,432 62,181 62,181 Average assets (c) 13,952,551 13,952,551 13,768,958 13,768,958 13,822,675 13,822,675 13,956,360 13,956,360 8,830,176 8,830,176 2,000,093 929,474 929,474 Average shareholders' equity 2,094,234 2,094,234 2,042,884 2,042,884 2,021,400 2,021,400 2,000,093 Less: Goodwill and other intangibles (928,337) (928,337) (930,960) (930,960) (935,930) (935,930) (937,457) (937,457) (209,244) (209,244) Average tangible equity (d) 1,165,897 1,165,897 1,111,924 1,111,924 1,085,470 1,085,470 1,062,636 1,062,636 720,230 720,230 1 - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements. Ratios Net earnings per share - diluted (a)/(b) $ 0.47 $ 0.48 $ 0.56 $ 0.61 $ 0.51 $ 0.58 $ 0.37 $ 0.57 $ 0.49 $ 0.52 Return on average assets - (a)/(c) 1.33% 1.38% 1.59% 1.72% 1.45% 1.64% 1.05% 1.60% 1.40% 1.49% Return on average tangible shareholders' equity - (a)/(d) 15.95% 16.45% 19.63% 21.29% 18.52% 20.83% 13.75% 21.00% 17.18% 18.24% Efficiency ratio - (e)/((f)+(g)) 52.9% 51.7% 53.6% 49.3% 56.1% 51.1% 67.5% 51.6% 56.4% 53.8% Effective tax rate - (h)/(i) 17.8% 17.9% 17.6% 17.9% 20.2% 20.3% 20.4% 20.6% 20.1% 20.1% 20

Update ‐New colors 21